UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 12, 2010
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                       20333 STATE HIGHWAY 249, SUITE 200
                              HOUSTON, TEXAS 77070
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

MISSISSIPPI HAYNESVILLE/BOSSIER PROSPECT

Effective on September 3, 2008, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company"), authorized the execution of an option agreement (the "Option Agreement") with Westrock Land Corp. ("Westrock") to acquire approximately 5,000 net acres in mineral oil and gas leases located in the State of Mississippi (the "Leases"). In accordance with the terms and provisions of the Option Agreement: (i ) the Company was to acquire a 100% working interest and a minimum 75% net revenue interest in the Leases; (ii)
Company paid a $500,000 deposit on September 3, 2008 to secure the Option Agreement and further agreed to pay certain acquisition costs per net mineral acres by August 31, 2009; and (iii) the balance of the acquisition costs totaling $2,275,000 were due and payable upon completion of the due diligence, which due diligence was to be completed by the Company no later than October 15, 2008. The Option Agreement was also subsequently extended on each of October 15, 2008, November 30, 2008, April 16, 2009 and June 1, 2009 pursuant to which the option period was extended until January 20, 2010. Additional deposits of $250,000, $100,000, $250,000, $100,000 and $100,000 were further paid, respectively, on October 17, 2008, December 1, 2008, December 29, 2009, April 27, 2009, May 6, 2009 and June 5, 2009 for an aggregate deposit as of the date of this Current Report of $1,300,000.

Effective February 12, 2010, based upon completion of its due diligence, the Board of Directors determined that it was not in the best interests of the Company and its shareholders to proceed with the acquisition and development of the Leases in accordance with the terms and provisions of the Option Agreement. Therefore, the Board of Directors of the Company authorized the termination of the Option Agreement. The Company and Westrock agreed that the Option Agreement would be terminated and the Company and Westrock would be released from their respective duties and obligations. The Company will forfeit its deposit of $1,300,000 paid to Westrock.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

    Not applicable.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MAINLAND RESOURCES, INC.

Date: February 15, 2010

                            /s/ MICHAEL J. NEWPORT
                            ________________________________________
                            Name: Michael J. Newport
                            Title: President/Chief Executive Officer
























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